Non-current assets	12 Months Ended
Dec. 31, 2020
Non-current assets held for sale
Non-current assets	Non-current assets
The detail of Non-current assets held for sale in the consolidated balance sheets is as follows:

EUR million
	2020	2019	2018
Tangible assets	4,445	4,588	5,424
Of which:
Foreclosed assets	4,081	4,485	5,334
Of which property assets in Spain*	3,485	3,667	4,488
Other tangible assets held for sale	364	103	90
Other assets	—	13	2
Total	4,445	4,601	5,426
*    During 2019, the sale of real estate assets to Cerberus from foreclosures materialized, generating losses of EUR 180 million.
At 31 December 2020, the allowances recognised for the total non-current assets held for sale represented 48% (EUR 48% in 2019 and EUR 49% in 2018). The charges recorded in those years amounted to EUR 250 million, EUR 279 million and EUR 320 million, respectively, and the recoveries during these exercises are amounted to EUR 35 million, EUR 133 million and EUR 61 million, respectively.